UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 22, 2022, BrightSpire Capital, Inc. (the “Company”) issued a press release announcing its financial position as of December 31, 2021 and its financial results for the fourth quarter and full year ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 22, 2022, the Company made available a Supplemental Financial Disclosure Presentation for the fourth quarter and full year ended December 31, 2021 on the Company’s website at www.brightspire.com. A copy of the Supplemental Financial Disclosure Presentation is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2022, the board of directors of the Company approved the appointment of Andrew E. Witt as President of the Company, effective February 22, 2022. Mr. Witt will maintain his role as Chief Operating Officer. Michael J. Mazzei will no longer serve as President and will continue as Chief Executive Officer and member of the board of directors of the Company.

The following is an updated biographical summary for each of Mr. Witt and Mr. Mazzei.

Andrew E. Witt, 43, is our President and Chief Operating Officer, leading our business, investment management and operations capacities since 2019. From May 2020 to May 2021, Mr. Witt served as a member of our Board of Directors. From February 2020 until his appointment as Chief Operating Officer in April 2020, Mr. Witt served as our Interim President and Chief Executive Officer.

Previously, Mr. Witt served as Managing Director and Chief Operating Officer of Global Credit at Colony Capital, Inc. until April 2021. In his roles at Colony Capital, Mr. Witt primarily focused on credit related operations and initiatives, including product development, investor relations and marketing of private offerings globally. Prior to taking on this most recent role he served as an investment professional responsible for the identification, evaluation, and consummation of real estate related investments. Mr. Witt also served as an Executive Vice President of Colony American Homes where he was responsible for overseeing investments in single family residential property which culminated in the acquisition of nearly 20,000 homes.

Prior to joining the Colony Capital business in 2007, Mr. Witt founded and managed a business in the industrial medicine sector. Mr. Witt received his Master of Business Administration from the University of Southern California and Bachelor of Arts in International Relations with a focus on International Economics from Stanford University. Mr. Witt was also a member of the 2000 U.S. Men’s Volleyball Olympic Team.

Michael J. Mazzei, 60, is our Chief Executive Officer and a member of our Board of Directors. Mr. Mazzei leads and oversees our operations, including investment and credit risk, capital raising and relationship management activities among stockholders, clients, partners, financing counterparties, research analysts and rating agencies.

Mr. Mazzei served as a member of the board of directors of Ladder Capital Corp from June 2017 through March 2020. Previously, Mr. Mazzei served as President of Ladder Capital from June 2012 through June 2017. From September 2009 to June 2012, Mr. Mazzei served as Global Head of the CMBS and Bank Loan Syndication Group at Bank of America Merrill Lynch. Prior to that, Mr. Mazzei served as Co-Head of CMBS and Commercial Real Estate Debt Markets at Barclays Capital from March 2004 to June 2009. Prior to Barclays Capital, Mr. Mazzei spent 20 years at Lehman Brothers, including 18 years in commercial real estate finance-related functions. Having started in commercial mortgage trading in 1984, Mr. Mazzei became the head of CMBS in 1991 and served as the Co-Head of Global Real Estate Investment Banking from March 2002 to February 2004.

Mr. Mazzei received a B.S. from Baruch College and a J.D. from St. John’s University School of Law, and is a graduate of the New York University Real Estate Institute.

Item 7.01	Regulation FD Disclosure.
On February 22, 2022, the Company posted an investor presentation (the “Investor Presentation”) to its website at www.brightspire.com under the “Shareholders” tab, subheading “Events and Presentations – Presentations”. Representatives of the Company expect to use such presentation in various conferences and meetings in the coming weeks. A copy of the Investor Presentation is furnished herewith as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Use of Website to Distribute Material Company Information

The Company’s website address is www.brightspire.com. The Company uses its website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding the Company, is routinely posted on and accessible on the Shareholders subpage of its website, which is accessible by clicking on the tab labeled “Shareholders” on the website home page. The Company also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission disclosing the same information. Therefore, investors should look to the Shareholders subpage of the Company’s website for important and time-critical information. Visitors to the Company’s website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Shareholders subpage of the website.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated February 22, 2022
99.2	Supplemental Financial Disclosure Presentation for the fourth quarter and full year ended December 31, 2021
99.3	Investor Presentation, dated February 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary